Exhibit 99.1

PETMED EXPRESS D/B/A 1-800-PETMEDS ANNOUNCES SECOND QUARTER
FINANCIAL RESULTS - NET INCOME INCREASES 37% TO $0.18 EPS

Pompano Beach, Florida, October 22, 2007 - PetMed Express, Inc. (NASDAQ: PETS) today announced its financial results for the quarter ended September 30, 2007. Net income was $4.5 million, or $0.18 diluted per share, for the quarter ended September 30, 2007, compared to net income of $3.3 million, or $0.14 diluted per share, for the quarter ended September 30, 2006, an increase to net income of 37%. For the six months ended September 30, 2007, net income was $10.7 million, or $0.44 diluted per share, compared to net income of $8.1 million, or $0.33 diluted per share, for the six months ended September 30, 2006, an increase to net income of 33%. The Company recognized a $134,000 income tax benefit relating to certain incentive stock option exercises, which was netted against the income tax provision for the quarter ended September 30, 2007. Net sales for the quarter ended September 30, 2007 were $51.5 million, compared to $43.8 million for the quarter ended September 30, 2006, an increase of 18%. Net sales for the six months ended September 30, 2007 were $110.6 million, compared to $94.5 million for the six months ended September 30, 2006, an increase of 17%.

Menderes Akdag, CEO and President, commented: "We are pleased to report that our reorder sales increased by 25%, from $28.1 million to $35.0 million for the quarters ended September 30, 2007 and 2006, respectively, and for the six months ended September 30, 2007 our reorder sales increased by 21%, to $75.0 million, compared to $62.0 million for the six months in the prior year. We acquired approximately 222,000 new customers in our second fiscal quarter compared to 212,000 for the same quarter in the prior year. We are also pleased to report that our Internet sales increased by 23%, to $33.7 million for the quarter ended September 30, 2007, compared to $27.4 million for the same quarter in the prior year, and for the six months ended September 30, 2007 our internet sales increased by 24%, to $71.6 million, compared to $57.6 million for the same six months in the prior year. Approximately 65% of all sales were placed on the Company's website for the second fiscal quarter, compared to 62% for the same quarter in the prior year. We will continue to focus on capturing additional market share, and on improving reorders and our customer service levels in fiscal 2008. Additionally, the Company repurchased approximately 70,000 shares of its outstanding common stock for approximately $992,000 during the second quarter of fiscal 2008."

This morning at 8:30 A.M. Eastern Time, Mr. Akdag will host a conference call to review the quarter's financial results. To access the call which is open to the public, dial (888) 889-4951 (toll free) or (210) 839-8505. Callers will be required to supply PETMEDS as the passcode. For those unable to participate in the live event, the call will be available for replay from 10 A.M. on October 22, 2007 until November 5, 2007 at 11:59 P.M. To access the replay, call (800) 685-0230 (toll free) or (203) 369-3628, and enter passcode 5500.

Founded in 1996, PetMed Express is America's Largest Pet Pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats and horses at competitive prices direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.
   -------------------

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operations in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2007. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For  investment relations contact PetMed Express, Inc., Bruce  S.
Rosenbloom, CFO, 954-979-5995.
                               ###

                    Exhibit 99.1 Page 1 of 4

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



                    PETMED EXPRESS, INC. AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                     September 30,   March 31,
                                                                         2007          2007
                                                                     -----------    -----------
                                                                     (UNAUDITED)
                           ASSETS
                           ------
Current assets:
   Cash and cash equivalents                                         $ 7,390,269    $   316,470
   Temporary investments                                              44,850,000     39,125,000
   Accounts receivable, less allowance for doubtful
      accounts of $31,000 and $28,000, respectively                    1,535,442      1,369,521
   Inventories - finished goods                                       14,950,086     16,086,207
   Prepaid income taxes                                                1,207,496              -
   Prepaid expenses and other current assets                             968,927      1,071,171
                                                                     -----------    -----------
          Total current assets                                        70,902,220     57,968,369

   Property and equipment, net                                         2,025,129      1,990,578
   Deferred income taxes                                               1,239,521        894,540
   Intangible asset                                                      365,000        365,000
                                                                     -----------    -----------
Total assets                                                         $74,531,870    $61,218,487
                                                                     ===========    ===========
           LIABILITIES AND SHAREHOLDERS' EQUITY
           ------------------------------------

Current liabilities:
   Accounts payable                                                  $ 7,281,685    $ 5,859,756
   Income taxes payable                                                        -        229,321
   Accrued expenses and other current liabilities                      1,622,155      1,265,837
                                                                     -----------    -----------

Total liabilities                                                      8,903,840      7,354,914
                                                                     -----------    -----------
Commitments and contingencies

Shareholders' equity:
   Preferred stock, $.001 par value, 5,000,000 shares authorized;
      2,500 convertible shares issued and outstanding with a
      liquidation preference of $4 per share                               8,898          8,898
   Common stock, $.001 par value, 40,000,000 shares authorized;
      24,473,676 and 24,309,417 shares issued and outstanding,
      respectively                                                        24,474         24,309
   Additional paid-in capital                                         16,319,836     15,213,254
   Retained earnings                                                  49,325,922     38,617,112
   Less treasury stock, at cost 3,674 and 0 shares, respectively         (51,100)             -
                                                                     -----------    -----------

          Total shareholders' equity                                  65,628,030     53,863,573
                                                                     -----------    -----------

Total liabilities and shareholders' equity                           $74,531,870    $61,218,487
                                                                     ===========    ===========

                    Exhibit 99.1 Page 2 of 4

                     PETMED EXPRESS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                (UNAUDITED)

                                                                 Three Months Ended               Six Months Ended
                                                                    September 30,                    September  30,
                                                                2007            2006            2007            2006
                                                           -------------   -------------   -------------   -------------
 Sales                                                     $  51,537,197   $  43,812,754   $ 110,564,432   $  94,486,107
 Cost of sales                                                31,882,937      26,890,113      68,214,788      57,439,141
                                                           -------------   -------------   -------------   -------------

 Gross profit                                                 19,654,260      16,922,641      42,349,644      37,046,966
                                                           -------------   -------------   -------------   -------------
 Operating expenses:
      General and administrative                               5,344,320       4,320,703      10,959,786       8,769,325
      Advertising                                              8,072,127       7,670,641      16,554,908      15,999,359
      Depreciation and amortization                              151,715         130,851         279,649         266,152
                                                           -------------   -------------   -------------   -------------
 Total operating expenses                                     13,568,162      12,122,195      27,794,343      25,034,836
                                                           -------------   -------------   -------------   -------------

 Income from operations                                        6,086,098       4,800,446      14,555,301      12,012,130
                                                           -------------   -------------   -------------   -------------
 Other income (expense):
      Interest income                                            481,051         336,817         873,253         587,984
      Other, net                                                 193,274         136,763         424,930         237,165
      Loss on disposal of property and equipment                       -               -               -          (1,250)
                                                           -------------   -------------   -------------   -------------
 Total other income (expense)                                    674,325         473,580       1,298,183         823,899
                                                           -------------   -------------   -------------   -------------

 Income before provision for income taxes                      6,760,423       5,274,026      15,853,484      12,836,029

 Provision for income taxes                                    2,234,697       1,959,055       5,144,674       4,770,800
                                                           -------------   -------------   -------------   -------------

 Net income                                                $   4,525,726   $   3,314,971   $  10,708,810   $   8,065,229
                                                           =============   =============   =============   =============
 Net income per common share:
       Basic                                               $        0.19   $        0.14   $        0.44   $        0.33
                                                           =============   =============   =============   =============
       Dilutive                                            $        0.18   $        0.14   $        0.44   $        0.33
                                                           =============   =============   =============   =============
 Weighted average number of common shares outstanding:
       Basic                                                  24,214,543      24,172,319      24,182,110      24,091,242
                                                           =============   =============   =============   =============
       Dilutive                                               24,467,039      24,240,345      24,401,570      24,223,267
                                                           =============   =============   =============   =============

                    Exhibit 99.1 Page 3 of 4

                     PETMED EXPRESS, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (UNAUDITED)

                                                                            Six Months Ended
                                                                              September 30,
                                                                          2007            2006
                                                                     -------------   -------------
 Cash flows from operating activities:
    Net income                                                       $  10,708,810   $   8,065,229
    Adjustments to reconcile net income to net cash
     provided by operating activities:
        Depreciation and amortization                                      279,649         266,152
        Share based compensation                                           792,637         489,488
        Deferred income taxes                                             (344,981)        (79,661)
        Loss on disposal of property and equipment                               -           1,250
        Bad debt expense                                                    22,870          27,565
        (Increase) decrease in operating assets
           and increase (decrease) in liabilities:
             Accounts receivable                                          (188,791)       (375,017)
             Inventories - finished goods                                1,136,121       5,134,115
             Prepaid income taxes                                       (1,207,496)              -
             Prepaid expenses and other current assets                     102,244      (1,118,681)
             Other assets                                                        -          14,167
             Accounts payable                                            1,421,929       3,507,594
             Income taxes payable                                         (229,321)       (958,318)
             Accrued expenses and other current liabilities                356,318          34,717
                                                                     -------------   -------------
 Net cash provided by operating activities                              12,849,989      15,008,600
                                                                     -------------   -------------
 Cash flows from investing activities:
    Net change in temporary investments                                 (5,725,000)    (15,575,000)
    Purchases of property and equipment                                   (314,200)       (302,139)
    Net proceeds from the sale of property and equipment                         -             400
                                                                     -------------   -------------
 Net cash used in investing activities                                  (6,039,200)    (15,876,739)
                                                                     -------------   -------------
 Cash flows from financing activities:
    Purchases of treasury stock                                         (2,504,056)              -
    Proceeds from the exercise of stock options                          2,585,593         421,513
    Tax benefit related to stock options exercised                         181,473          79,719
                                                                     -------------   -------------
 Net cash provided by financing activities                                 263,010         501,232
                                                                     -------------   -------------

 Net increase (decrease) in cash and cash equivalents                    7,073,799        (366,907)
 Cash and cash equivalents, at beginning of period                         316,470         366,907
                                                                     -------------   -------------

 Cash and cash equivalents, at end of period                         $   7,390,269   $           -
                                                                     =============   =============
 Supplemental disclosure of cash flow information:

    Cash paid for income taxes                                       $   6,745,000   $   6,364,063
                                                                     =============   =============

    Retirement of treasury stock                                     $   2,452,956   $           -
                                                                     =============   =============

                    Exhibit 99.1 Page 4 of 4



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